Exhibit 10.31

In Seville, on October 10 , 2025 GATHERED On the one hand, BLACKBERRY AIF S . L . , a Spanish company with registered office in Seville, at Calle Virgen de Luján nº 50 , bloque 2 , bajo B, 41 . 011 Seville, and Tax Identification Number B - 55434377 , duly represented in this proceeding by Ms . Mª Carmen Mora Góngora, with ID number 79 . 203 . 458 - Z, by virtue of powers of attorney dated October 9 , 2025 , before the notary of the Illustrious College of Notaries of Andalusia, Mr . Gonzalo García Manrique y García da Silva . Hereinafter, the "Transferor . " And on the other hand, DC ESTATE MALPICA S . L . , a Spanish company with registered office in Seville, at Calle Virgen de Luján nº 48 bajo derecha, 41 . 011 Seville, and Tax Identification Number B - 23918386 , duly represented in this act by its sole administrator, Mr . José Antonio Mora Góngora, with ID number 79 . 203 . 459 - S - , hereinafter referred to as the " Transferee . " The parties, each in their respective capacities, mutually and reciprocally acknowledge sufficient legal capacity to be bound by this document and : STATE I . - That the Assignor is the owner of the rights and obligations arising from the lease agreement dated February 24 , 2025 , with C . B . Hermanos Partearroyo, in its capacity as lessor, and that its purpose is the use and exploitation of an area corresponding to 105 . 2583 hectares of the property described below, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent exploitation, maintenance, and operation of a data center and a solar photovoltaic facility on the following properties : Attached to this document, as a SINGLE ANNEX, is a full copy of the lease agreement subject to assignment, which the parties consider to be reproduced in its entirety for all legal purposes . II . - That the Assignee is a company incorporated for the operation and development of data centers and energy projects, including energy generation through renewable sources and/or any other alternative energy . 1 / 3

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III . - That BLACKBERRY AIF SL and EDGEMODE Inc . signed a Memorandum of Understanding ("MOU") on September 15 , 2025 , in which they agreed to establish a special purpose vehicle and five operating companies in Spain, including the transfer of BLACKBERRY AIF S . L . 's lease agreements to each SPV as the basis for the operation of the projects . IV . - That in compliance with the foregoing, the parties agree to transfer the rights of the Lease Agreement described in the first recital to the Assignee, with all inherent rights and obligations, by means of this document : STIPULATIONS First . - The purpose of this agreement is the transfer to the Assignee of the Lease Agreement for the use and exploitation of an area of 105 . 2583 hectares, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent operation, maintenance, and operation of a data center together with a photovoltaic park on the property described in the first recital, with all the rights and obligations inherent thereto, the Assignee thereby assuming all the rights and obligations of the Assignor . Second . - The Transferor assumes the obligation to notify the transfer of the rights arising from the Lease Agreement to the lessor . Notwithstanding the foregoing, and given that the lease agreement expressly allows for its assignment without subjecting the effectiveness of such assignment to any authorization by the lessor, by signing this agreement , all rights and obligations arising from the Lease Agreement are hereby assigned , and the Assignor is hereby fully released from any rights and obligations in relation thereto . Third . - The parties undertake to have this assignment agreement notarized at the request of either party so that, in due course, it may be registered in the corresponding Property Registry, either party being able to compel the other to comply with this clause, with both the notary fees and the registration fees being borne by the Assignee . Fourth . - The assignment of the rights of the Lease Agreement is made pursuant to the Memorandum of Understanding ("MOU") dated September 15 , 2025 , between BLACKBERRY AIF S.L. and EDGEMODE Inc., which constitutes the basis and authorization for this assignment. Fifth . - For the resolution of any issues that may arise in connection with this contract, both parties shall submit to Spanish jurisdiction . Likewise, they shall attempt in good faith to promptly resolve any dispute arising from or related to this Agreement through negotiation between the legal representatives of the Parties, including disputes related to the existence, validity, and termination of this Agreement . 2 / 3

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If a dispute is not resolved in accordance with the previous paragraph within ten (10) business days from the start of the dispute, then, at the choice of either Party, the dispute shall be resolved before the Courts and Tribunals of Seville (Capital) . Having read this document, the parties agree to its form and content, and in witness thereof and with the obligation to comply with it, they sign and initial it in duplicate for a single purpose in the place and on the date indicated at the beginning . The Assignor : Signed by MORA GONGORA MARIA DEL CARMEN - ***0345** on 10/10/2025 with a certificate issued by AC FNMT Users BLACKBERRY AIF SL By proxy Ms. Mª CARMEN MORA GÓNGORA The Assignee: Signed by MORA GONGORA JOSE ANTONIO - ***0345** on 10/10/2025 with a certificate issued by AC FNMT Users DC ESTATE MALPICA SL. As Sole Administrator Mr. JOSÉ ANTONIO MORA GÓNGORA 3 / 3

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LAND LEASE AG RE EMENT9

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In Madrid, on February 24 , 2025 GATHERED From one party, Mr. (Francisco) ( Partearroyo) Lacaba. of legal age, of Spanish nationality , residing at (28029) MADRID ( Spain), at Archbishop Morcillo No. 22 , 8th floor, and with D. u.I. 03773017M, hereinafter referred to as " PROPERTY". Mr. Josó A. Mora Góngora, of legal age, of Spanish nationality and with (ID No.) (79 .203.459 - S,) representing the commercial company NGE SPAIN SOLIA RzaEWABLES SL , a Spanish entity with registered office in Seville, c 8 IIe Vifgen de Luján n ƒ 50 bloque 2 bajo B . hereinafter identified as " DEVELOPER AND/OR LESSEE" . PARTIES Acting as PROPERTY owner representing CB - Hermanos Partearroyo Lacaba, CIF - E 85728277 , with the same registered address as its representative and considering itself to have sufficient legal capacity to enter into this lease agreement . The DEVELOPER acting in its own name and right and considering itself to have sufficient legal capacity for this contract . THEY DECLARE 1 . - Oua la PROPIEOAD is the owner of the full ownership of the " rustic premises" described below, all of which are part of the "Finca Malpica" hereinafter referred to as "PREMISES subject to the Contract" : - Premises 8 of plot 11 , polygon Z 5 da Mora de Toledo Cadastral Reference : 45107 A 025000100000 MS . ............................... 44 . 1434 hectares . - Premises 6 of plot 11 , polygon 25 of Mora de Toledo Cadastral Reference : 45107 A 02500010000 OMS . ...... , ..... ... 61 . 1149 hectares . Total hectares covered by the lease .. .. . - .... .... ....... , 105 . 2583 hectares . - The MALPICA estate covers an area of two hundred and twenty - three hectares, eighty - two areas and thirty centiares - 223 . 8230 hectares - and is registered in the Orgaz Property Registry in volume 1100 , book 260 , folio 131 , estate no . 2513 a/bis . A simple informative note from the property registry is attached as ANNEX 1 , as well as the cadastral certification , which is incorporated into this document as " ANNEX 2 . " 2 . - That the DEVELOPER expresses interest in the economic exploitation of the Properties through the construction and installation therein of the

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element s necessary for developing a business project consisting of the ( exploitation) ( of) ( a) ( type) ( data) ( type) IV and a photovoltaic plant with a power to be determined ( hereinafter referred to as the "PROJECT"). 3. - The PROPERTY is interested in finalizing , together with the DEVELOPER a lease agreement under the terms of the agreement. E9TłPULACłONE9 FIRST• Legal regulation PREMISES indicated, œnslntíøndo and The present contract is entered into in accordance with the provisions of the Civil Code, and reflects the will of the Parties as expressed in the agreement, a n d , additionally, IOS the provisions of the aforementioned Code , Royal Legislative Decree 7/ 2015 of October 30 , which approves the consolidated text of the Law on Land and Urban Rehabilitation , and Civil Law of the Autonomous Community where the property is located . SECOND : Condition of the properties The Lessor declares that the PROPERTIES are free of any encumbrances, as evidenced by the certificates or simple informative note from the Property Registry of the municipal district where the project is located , attached to this contract as ANNEX 1 . THIRD : Purpose of the contract The Lessor leases to the Lessee , who accepts and agrees to the terms and conditions set forth in this contract, PREMISES 6 and 8 , identified as such by the SIGPAC viewer , located at POLIGONO 25 PARCELA 11 in ŁDORA DE TOLEDO, free of charges and encumbrances, as well as occupants and tenants . Likewise, the Lessor agrees to pay taxes , fees, and expenses of any kind generated by any concept that is inherent or accessory to the lease , and shall remain so during the term of the Agreement . Notwithstanding the foregoing, the Parties agree that the surface area, boundaries , and/or specific location of the Leased Area where the data center and solar photovoltaic installation will be located may be modified and adjusted by the DEVELOPER according to the technical requirements of the project, taking into account the possible encumbrances and easements that may apply to them . The leased area will therefore be considered as usable area, and the lease price will be adjusted to the final leased area . To this end , a plan will be attached to this agreement, including details of the accesses and rights of way necessary for the installation . The lessor expressly authorizes the lessee to make full use and control of the leased area , as well as to demolish any existing buildings within it . In view of the purpose of the contract, which is the construction and operation of a data center and a photovoltaic plant , the lease includes the rights to the surface, airspace , and subsoil . 3

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FOURTH : Rent, payment and form of payment The rent to be paid by the LESSEE to the LESSOR as consideration for the rights granted under this contract, prior to the commencement of the lease, shall be as follows : Phase I : Studies and Permits • This phase includes conducting engineering studies and obtaining all necessary permits for the construction of the data center and solar plant . No income will be accrued during this phase . This phase will last 24 months, automatically extendable for another six months at the request of the DEVELOPER in the event of a justified delay ; however, if the DEVELOPER obtains all the necessary permits to begin Phase II, this will be the actual duration of Phase I . • During this phase, contractors will be selected and the works will be carried out until the data center and solar plant are operational . The annual amount agreed for Phase III will be paid proportionally to the time elapsed between the start and completion of the works, in semi - annual payments in advance . This phase will last twelve (12) months , with the possibility of a six (6) month extension in the event of a justified delay, with a report being drawn up on the completion of this phase . Phase III: Project Operation • During this phase, which will last for thirty - five (35) years from the completion of Phase II, the LESSEE will pay an annual rent of €2,000/ha. Payment shall be made in advance every six months , within the first fifteen days of each six - month period. FIFTH: Rent review The rent shall be annually index that replaces it . If the corresponding reviewed according to the variation in the CPI published by the INE or CPI is negative, the review will not be carried out . SIXTH Rights and obligations of the parties The PROPERTY shall cooperate in good faith in the procedures necessary for the (project), authorizing the DEVELOPER to occupy the necessary parts of the PREMISES covered by the contract and to carry out the necessary infrastructure works . SEVENTH Permits , licenses , and authorizations Obtaining all necessary permits for the project shall be the exclusive responsibility of the DEVELOPER, who shall bear all related expenses .

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EIGHTH: Guarantees, sureties , and insurance The DEVELOPER shall be liable for all risks and shall comply with the legal provisions relating to the environment and other provisions that may affect it . It shall hold the PROPERTY harmless from any liability arising from the project, the execution of the works , and the operation of the activity . NINTH: Use of the farm by the property The PROPERTY may continue with agricultural activity until the start of construction . If the DEVELOPER requires early evacuation of the agricultural production cycle , the PROPERTY shall be compensated for the estimated value of the harvest according to market value and taking the immediately preceding year as a reference . TENTH: Breach and termination of the contract Breach of the provisions shall entitle the complying party to demand compliance or termination of the contract, with the right to compensation for damages . The DEVELOPER may terminate this lease agreement at any time , unilaterally, without penalty and without compensation to the Property during PHASE I . To do so, it must notify the PROPERTY in writing and in a reliable manner , with the termination taking effect from the date of notification . Without prejudice to the power granted in this Provision, the DEVELOPER may, in any case and at any time during the three PHASES , with a minimum of 30 days' notice , terminate this contract without penalty or compensation in favor of the PROPERTY, in the event of any circumstance, of any nature, foreseeable or unforeseeable, expected or unexpected, which, directly or indirectly, represents a breach of the economic balance of this contract or the project . or that in any other way frustrates or makes it more difficult or burdensome to achieve the purpose pursued by the DEVELOPER with the conclusion of this contract . Likewise, you may resolve it without penalty in the event of denial of any permit that renders the project unfeasible . In any case, the DEVELOPER undertakes to leave the PREMISES covered by the contract in the same condition as they were at the start of the works . To this end, and in the event that this is not legally stipulated, the DEVELOPER shall provide a guarantee in favor of the PROPERTY, for an amount equivalent to the cost of dismantling, to ensure the dismantling of the land and its return to its original state in the event that the DEVELOPER fails to carry out the dismantling . This guarantee shall be delivered at the start of PHASE III and shall be renewable annually .

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ELEVENTH: Assignment of the contract The DEVELOPER may assign the rights and obligations of the contract to third parties, notifying the PROPERTY of the transfer of its contractual position within the following fifteen days, without the delay in sending the notification constituting a breach of contract . TWELFTH: Transfer of the property The PROPERTY may sell the property, but the buyer must assume the terms of the contract, notifying the DEVELOPER . The DEVELOPER waives the right of first refusal and repurchase in all cases. THIRTEENTH : Acknowledgment THE LESSEE and THE LESSOR (and any other natural or legal person to whom they may assign the rights and obligations arising from this contract) agree and acknowledge , by signing this contract, the participation as INTERMEDIARY of D* CELIA CAÑERO HIJOJOSA, with ID number 47 , 207 , 370 - P . (or any natural or legal person that may be designated) , undertaking, for this purpose , to pay the professional fees corresponding to each party in accordance with the contract signed between them, with both the LESSEE and the LESSOR assuming the economic, legal , and technical conditions contained therein . FOURTEENTH . - Sole agreement This contract supersedes any previous agreement related to Any modification must be in writing and signed by both parties. TENTH: Partial invalidity its subject matter. The invalidity of any provision shall not affect the validity of the remainder of the contract . SIXTEENTH : Notifications Notifications must be sent by certified mail or certified fax to the addresses indicated . They may be sent in advance by email , but will not take effect until the certified mail or certified fax is received . SEVENTEENTH : Notarization and registration The contract may be notarized and registered in the Registry of the Property a request by either party. being the costs a charge of the party that requests requests. This contract shall be made public at the latest once the Municipal Building Permit and other permits, the costs of which shall be borne by the DEVELOPER. 6

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EIGHTEENTH: Expenses and taxes will be from the contract arising andexpenses The taxes by the DEVELOPER. covered NINETEENTH : Jurisdiction For the resolution of conflicts, the parties submit to the jurisdiction of the Courts and Tribunals of the city of Orgaz, with both parties agreeing to conciliation even if it is not mandatory . In witness whereof, the parties sign this contract in duplicate and for a single purpose in the place and on the date indicated . THE PROPERTY, Hermanos Partearroyo Lacaba C . B . through its legal representative THE DEVELOPER legal representative NGE SPAIN SOLIA RENEWABLES SL, through its 7

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ANNEX I TO THE LEASE AGREEMENT : SIMPLE NOTE

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C . 9 . Y. : ZJ50O74862O9Z2B6 Registration 9ÑNCBXB VBlZ•IZít•?t , BS¥'BSR DXy/NIP 50¥50057Y J5«50 O9«»g (z'OzsoO) Applicant: PARTEARROYO LACABA, FRANCISCO NORA ESTATE No.: 23130/BIS Volume : 1100 Book : Z 60 Folio : 131 Registration : 4 Date : 08 / 20 / 2016 IDUFIR : 45007000319128 . RURAL: FIFTH IN MORA, MALPICA AREA . LAND AREA : two hundred and twenty - three hectares , eighty - two areas, thirty centiares BORDERS : north, D 2 ROAD FROM VILLANUEVA DE BOGAS TO VILLAMUELAS, PROPERTY KNOWN AS PE 3 ALA Chica, AWARDED TO AMALIA VALLANO AND HER CHILDREN , THE PARTEARROYO VALLAWO BROTHERS ; South : EL NORRO PROPERTY AND PE 3 ALA PROPERTY AWARDED TO AMALIA VALLANO AND HER CHILDREN , THE PARTEARROYO VALLANO SIBLINGS ; East : PEOALA CHICA PROPERTY AND EL NORRO PROPERTY AWARDED TO THE PARTEARROYO NIETO SIBLINGS ; West : VILLAMUELAS NEIGHBORS AND THE PE 3 ALA PROPERTY It has two houses, a well, and a threshing floor . It is dedicated to the cultivation of cereals, pastures , and vineyards . The pasture area covers two hectares and ninety centiares . The cereal area covers two hundred hectares, fifty areas, twenty - five centiares, and the rest is dedicated to vineyards . CADASTRE REFERENCES : 45107 A 025000 l 10000 MS and 45 l 07 A 0250003500 O 0 MD . OWNERSHIP Dor ALFRBDO PARTEARROYO LACA 8 A with Tax ID No .: 34709 BM for one - eighth of the undivided freehold of this property on an exclusive basis . - Acquired by inheritance, in a deed executed in Madrid on June 29 , 1599 , before Notary Doha MARÍA DE LOS ANGELES ESCRIBANO ROMERO . - Registration 2 ' . On May 3 , 2000 , in volume 1 lD 0 , book 260 , folio 131 . Eighth undivided part of the full ownership of this property on an exclusive basis . - Acquired by inheritance, by deed executed in Madrid on June 29 , 1999 , before Notary Public Ms . María de los Ángeles Escribano Romero . t8lBIItI¢BIEl8Ill6lñfiIIblllB WWW.REGISTRADORES ORG Page 2 of 5

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Registrars Dofa RI RU DIAB PARTEERROTO with Tax ID No .: 14 . 309 . 380 - E with regard to a sixteenth undivided share of the bare ownership of said property on an exclusive basis . - Acqu ired by inheritance, in a deed executed in Majadahonda, dated 08 February 2011 , Anne , your Notary Public, Mr . VIDAL OLIVAS NAVARRO . - Entry 4. On May 20 , 2016, in volume 1100, book 260, folio 131. In the margin of registration/annotation 4, there is a note dated according to which it is subject to possible review for 5 years assessment of inheritance tax , having paid 321.39 euros. 05/20/16, for self - There are NO documents pending dispatch. BASIC INFORMATION ON THE PROTECTION OF PERSONAL DATA Data Controller : Registrar/Entity listed in the header of the document . For more information, please consult the rest of the data protection information . Purpose of processing : Provision of the requested registry service , including associated notifications and , where applicable , billing for the service, as well as compliance with legislation on money laundering and terrorist financing, which may include profiling . Legal basis for processing: Data processing is necessary: for compliance with a public interest mission or in the exercise of public powers conferred on the registrar, in compliance with the corresponding legal obligations , as well as for the performance of the requested service . Rights: Mortgage and commercial legislation establishes a special regime regarding the exercise of certain rights, which must therefore be complied with. For matters not covered by the registry regulations , the provisions of data protection legislation shall apply , as indicated in the additional information . In any case, the exercise of the rights recognized by data protection legislation to the owners of such data shall comply with the requirements of the registry procedure . Data categories : Identifying information, contact details, other data available in the additional data protection information . Recipients: Data processing by other recipients is anticipated . No international transfers are anticipated . Sources from which the data is obtained : The data may come from : the data subject themselves , a representative, legal representative , agency/consultancy. Tax ID number : 34500Y28620922g6

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ANNEX II TO THE LEASE AGREEMENT : CADASTRE REFERENCE

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• CADASTRE CERTIFICATION DESCRIPTIVE AND GRAPHICAL Cadastral reference : 45107A0250001 JOOOOMS Location: Poląpono 25 Parcel 11 POZO AMARGO. MORA [TOLEDO] Class: Rustic Main use : Aquaria Cadastral value +* I Cadastral value of land: Value ¢at¥str6l construction: € 115,744.69 22,970.S7 € Built area: 592 m2 Ownership Surname Name / Company name PAN TEAF'RO¥ O LACABA ALFREOG PAR TEARRO TO LACABA /SABEL Construction Es¢./Płta,/PrtîB, Year Construction: 1990 Nlf/NłE Defe<ho IJ3750664d ' 2.'i0% of prnp eda‹I Tax domicile TO CONDE DMQUE 13 Fs.2 PI 01 Pt D 2B01Ü MnDRIU tÑ1ADFIlDl CL ÛIRÚE 5 28221 MAJADAHONDA [MADßfßÌ Continued on following pages Area m² ‹ś‹›r line in pãgir aS following Asia cedificø‹to rehe)a /os dafox incorporated into the lease of i years Set CafaS/m. So/c' SoII¢!tant+: 03750664P PARTEARROYO LACABA ISABEL Type: lease Date of issue: 1S/0Z/2023 to be used for purposes other than those stated in the declaration. OATOS OE REPORTS ON THE PROPERTY " " " " "" " "" " " " "" " " Destination Surface area m² 13Ü 6¿ Es¢./Płts./Prta. Qenino 3 1/0 - fJ/0 1 AGFTARIO 1.00'f12 C«łtİVO Subparcale a AG i4IO Cutting/Utilization C - LABOR 0 8RADiO SECANO MM NEURAL WOODEN PINU țPinus p›na4¥0r] IP Sup•rłici• m - 10 6t4.23Ż SM 2öõ 5ubpatceI• b Cukivo/Utilization C - LABOFI 0 I A8RADIO SFCANO E - ERfAL A P'AS POS ¢P Surface area S35.75Ü '78.8: \ ? 1 \ M

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LIST OF ADJACENT PARCELS CADASTRAL CERTIFICATION DESCRIPTIVE AND GRAPHICAL Cadastral reference : 45107AO250001 t0000MS .... .. ..... .. ,. .... , , .... ... .. - . ,. - , ... . - . - , .. . . . . . ., . . . - . ... . . - . . .. . ø Cadastral reference : 45107AO25O005Z0000M8 Location: Polygon 25 Plot 52 NORRO. ktORA [TOLEDO] Main activity COMERCIO Y FINANZAS SL B7867 \ KB7 CL LOPEZ OE HOYOS 28006 MADRID (MADRID] Cadastral reference : 45107A0250O0510000MA NORRO. MORA (TOLEDO) Main ownership COMERCIO Y FINANZAS SL B76671187 CL LOPEZ DE HOYOS 1 28006 MADRID {MADRID] Cadastral reference : s5107A025000120000MZ Location: Polígono 2fi Paula J2 P. HELADA. MORA |TOLEDO] Main title Surname First name / Company name COKtERClO Y FtNANZAS SL B78671187 CL LOPEZ DE HOYOS 1 28006 MADRID [MADRID] Cadastral reference : 45 f07A025090010000MJ LoCellzattón: Polygon 25 Plot 9001 VARIOUS. MORA }TOLEDO] Main ownership Tax ID TOPOGRAPHICAL DETAILS MN tdORA 45400 MORA {TOLEOO) Cadastral reference : 45192A011090070000WZ Location: Polygon 11, Plot 9007 CR V \ LLANUEVA BOGAS. VILLAMUELAS }TOLEDO] Main title TOLEDO PROVINCIAL COUNCIL P4500000G PZ MERCED 4 45002 TOLEDO }TOLEDO] Noia5l6 D&m 4 nIo grm¥d 4 In G3’Yy seh da la Dwl cMbn Gan ¥a l owl CataMor Csv: e d PsvWMQJxd* yefioa b ie enh s ”/ e d ecaaao4 o

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ANNEX I TO THE LEASE AGREEMENT : SIMPLE NOTE

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Registrars REGISTRY INFORMATION sss*sTRo os ÍA eADPI oM D8 OK RANCRR¥ VELILLA, ESCBRR DNI/NIP 50¥500s7V 454&0 ORMAA (TDIADO) Applicant: PARTEARAO¥o w< & , r cIsCo DATOR D8 IN9CRIPCI6B FINCA DE MORA No.: Z5l3D/BIS Volume: 1100 Book: 26D Folio: 131 Registration: 4 Date: 2D/05/2016 IDUFIA: 450O70003191z8. DB9CBJPCIÓR RURAL: FIFTH In MORA, MALPICA AREA . LAND AREA : two hundred twenty - three hectares eighty - two areas thirty centiaras BOUNDARIES : cut, ROAD FROM VILLANUEVA DE BOGAS TO VILLAMUELAS, FINCA DEWONINADA PEÑALA CHICA, AWARDED TO AMALIA VALLANO AND HER CHILDREN , THE PARTEARROYO VALLANO SIBLINGS ; south, EL NORRO ESTATE AND PEÑALA ESTATE AWARDED TO AMALIA VALLANO AND HER CHILDREN , THE PARTEARROYO VALLAWO SIBLINGS ; east, PE 3 ALA ChICA ESTATE AND EL NORRO EST ATE AWARDED TO THE PARTEARROYO NIETO SIBLINGS : west, VILLAMUELAS NEIGHBORS AND THE PE 3 ALR ESTATE It has two houses, a well, and a threshing floor . It is dedicated to the cultivation of cereals, pastures , and livestock . The pasture area covers two hectares and ninety centiares . The cereal area covers two hundred hectares, fifty areas, and twenty - one centiares, with the rest dedicated to vineyards . CADASTRE REFERENCES : 45 l 07 A 025000110000 MS and 45107 A 025000350000 MD . OWNERSHIP Doo ALFRBDO PARTEARROYO I • ACABA with Tax ID No .: 347098 M for one - eighth of the full ownership of this property on an exclusive basis . - Acquired by Management, in a deed executed in Madrid on June 29 , 1999 , before Notary Public Ms . MARÍA DE LOS ANGELES ESCRIBANO ROMERO . - Registration 2 ' . On May 3 , 2000 , in volume 1100 , book 260 , folio 131 . Ms. AARI JBSUS PARTEARROYO IACAEA with Tax ID No.: 05.225.8B3 - F with regard to an eighth undivided part of the full ownership of this property on an exclusive basis . - Acquired by inheritance, in a deed executed in Madrid on June 2 , 199P, before Notary Public MARiA DE LOS ANGELES ESCRIBANO ROMERO. \ W/¥¥, REGISTRARS ORG Page 2 of 5 C.9.v.: 2€5O07J96S0922s6

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Registrars DoSa ELIRA DII* pmRTEARRO¥D with Tax ID No.: 14.309.380 - E sixteenth undivided part of the bare ownership of this in relation to a property with carAcYer exclusive property. - Acqu ired by inheritance, in a deed executed in Najadahonda, dated 08 February 2012, before Notary Public Mr. VIDAL QLIVAS NAVARRO. - Entry 4. On May 20 , 2016, in volume 1100, book 260, page 131. In the margin of entry/annotation 4 , there is a note dated 05 / 20 / 16 , according to which it is subject to possible review for 5 years due to the self - assessment of the Sutesindes Tax , having paid 321 . 39 euros . There are NO documents pending dispatch. BASIC INFORMATION ON THE PROTECTION OF PERSONAL DATA Data controller : Registrar/Entity listed in the header of the document . For more information, please refer to the rest of the data protection information . Purpose of processing : Provision of the requested registry service , including associated notifications and , where applicable , billing for the service, as well as compliance with legislation on money laundering and terrorist financing , which may include profiling . Legal basis for processing: E2 Data processing is necessary: for the fulfillment of a mission carried out in the public interest or in the exercise of public powers conferred on the registrar, in compliance with the corresponding legal obligations , as well as for the execution of the requested service . Rights: Mortgage and commercial legislation establish a special regime regarding the exercise of certain rights, which will be complied with. For matters not covered by the regulations , the provisions of data protection legislation shall apply , as indicated in the additional information . In any case, the exercise of the rights recognized by data protection legislation to the owners of such data shall comply with the requirements of the registration procedure . Data categories : Identifying data , contact details, other data available in the additional data protection information . Recipients: Data processing by other recipients is anticipated . No international transfers are anticipated . Sources from which the data originates : The data may originate from : the interested party , representative, legal representative , agency/consultancy. C . B.6 .: 24SO072B62092Ze6

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ANNEX II TO THE LEASE AGREEMENT : CADASTRE REFERENCE

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t. R*E ČION OF ADJACENT PARCELS' " " " " "” ” DESCRIPTIVE AND GRAPHICAL CADASTRAL CERTIFICATION Cadastral reference : 45107AO250001100ß0MS Cadastral reference : 4S107A025000520000MB Location: Polygon 25 Parcel 52 NORRO. MORA |TOLEDO] Main ownership COMERCIO Y FINANZAS SL B78671187 CL LOPEZ DE HOYOS 1 28006 MADRID ÎMADRID] Location: Poligono 25 Parcela 51 NORRO. /vÏORA (TOLEDO{ Primary ownership Apallados Nombra / Rozòn soeiøl COMERCIO Y FINANZAS SL B78b71187 CL LOPEZ DE HOYOS 1 28006 MADRID (MADRID) Cadastral reference : 45107A025000120000UZ Location: Polygon 25 Plot 12 P.HELADA. MOFŁA țTOLEDO) Main owner APalkdos Name / Company name COMERCIO Y FiNANZAS SL B78671187 CL LOPEZ DE HOYOS 1 28006 MADRID [MADRIO] Cadastral reference : 45107A025090010000MJ Location: Polígono 2S Parcela 9001 VARIOUS. MORA{TOLEOOJ Main ownership Appendices Name / Company name TOPOGRAPHICAL DETAILS MN MORA 45400 MORA [TOLEDO) Cadastral reference : 45T02Ao1‹09œ7oœowz Location: Polgono 11 Parcel 9007 CR VILLANUEVA BOGAS. VILLAMUELAS {TOLEDO] Main ownership gun Nomjaa / aazas TOLEDO PROVINCIAL COUNCIL P4500000G PZ MERCED 4 45002 TOLEDO |TOLEDO] Page 5/6 Date of filing : 1 /02/2023

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GOBIERNO DE ESPAÑA

MINISTERIO DE HACIENDA Y FUNCIÓN PÚBLICA

DESCRIPTIVE AND GRAPHICAL CADASTRAL CERTIFICATION

Cadastral reference: 45107A025000 t10000MS

RELACIÓN DE PARCELAS COLINDANTES



Cadastral reference: 45107A02S09002—
Location: —

Main title

con CSV y sello de I Dirección General del Catas

Page 6/6

GOBIERNO DE ESPAÑA
MINISTERIO DE HACIENDA Y FUNCIÓN PÚBLICA

# CADASTRE CERTIFICATION DESCRIPTIVE AND GRAPHICAL

Cadastral reference: 45107A0250001JOOOOMS

FBACIONDE 9ARCELASCO T INDANJES"



Cadastral reference: 4S107A02500I370000MO Location:
Polygon 25, Plot 32
PENAIA MORA(TOLEDO)

Main owner

| Apellidos Nombre / Razón social | Tax ID | Domicilio fiscal |
| --- | --- | --- |
| COMERCIO Y FJNANZAS SL | B78671187 | CL LOPEZ DE HOYOS |



Cadastral reference: 45107A025000560000MP Location:
Polygon 25, Plot 56
P.CHICA. KORA ITOLEDO]

Main ownership

| Apellidos Nombre / Razón social | NIF | Domicilio fiscal |
| --- | --- | --- |
| COMERCIO Y FINANZAS SL | B78671167 | CL LOPEZ DE HOYOS 1 28006 f4ADRTD [MADRID] |



Cadastral reference: 4sl9zAos1000230000WB Location:
Polygon 11 Plot 23
HAZA LLANA. VJLLAMUELAS [TOLEDO]

Primary ownership

| Apellidos Name / Social security number | Nifl | Domicilio fiscal |
| --- | --- | --- |
| CORCHADO SORIAHO MARIA CARMEM | 021226Y2W | CL GOYA 32 28001 MADRIO [MADR]O] |



Cadastral reference: 4519MO11000290000WA

HAZA LLANA. VILLAMUELAS [TOLEDO1

Main ownership

| Surnames Mombra / company name | NIF | Domicilio fiscal |
| --- | --- | --- |
| CORCHADO SORTANO MARIA CARMErt | 02122672W | CL GOYA 32 2800 MADRID {MADRID] |



Reference cataStrg]; 45107AO25000370OE0MJ
Location: Industrial Park 25, Plot 37
PALOMAR, MORA FTOL Ef3¢3]

Principal ownership

| | NIF | Tax address |
| --- | --- | --- |
| COMERCIO Y FINANZAS SL | B7667f1187 | CL LOPEZ DE HOYOS 1 28006 MADRID [MADRID] |

Direcc ón
Documento firmado

I-J0ja 476

, . ,. .. . . . ,. ...... . . .. ... .. . ... . . , .. ;. . ,. , ., .. . . . — , ,. , . ..... . . .. . ... DESCRIPTIVE DATA OF THE PROPERTY ICON INUACIOi ) T \ tu1arid8d (Continued) Ap•llldoa f¥ombr•/ Raz6 soctat cL 5An ERNESTO 6 Es:S PI.Ob Pt:A 12.50% of 03752729A PARTEARROYO LACABA MARIA OEL CARHiEN 28003 MADRID [MADRID] property CL HOMERO 10 28220 MAJADAHOUDA (/ \ 4ADROj 12.5D'K of property D3T6ó814N PARTEARROYO LACABA AMELIA [HEREOEROS DE) CL ALAVA. T1 PI:04 PLG 2.50% of O376905PL 28O17 MADR \ D |MADRiD] CLARZOBISPO MORCILLO 22 Es:1 PI:08 Pt:C 13.50')6 d• 037730t 7M PARTEARROYO LACABA FRANCISCO 28029 MAORiO [MADRID] proI>age 12.50% of 05212958P PARTEARROYO LACABA MARfA OLVIDO 28039 MAORIO [MAORtD) property CL HERMANOS GOMEZ 50 Es:7 PI:03 R:A 28017 iLtADRID {?ytADRfDt 12.0D% 0e property O5Z25BB3F PARTEARgO'ro LaciUARI‹ Jesus „p• CADASTRE CERTIFICATION DESCRIPTIVE AND GRAPHIC Cadastral reference : 45107A025000110000MS Cuitlyo (Continued) Subparcsla ¢ulclvo/Aprovecharnfanco IP 5ups•flc/a m’ Subparcsla Cult+•o/ 78,633 12 C - LABOR OR LABRADIO SEGANO f 137,678 01 e E - ERIALA PASTOS 185 14 C - LABOR Q LABRADfO SEGANO h 352 07 g 0 - OLIVE GROVE F - ALMOND TREES j 6,666 06 V - PISTACHIO 18.B34 MM PfNO NEGRAL IytADERABLE (Pir \ us pfnaW$i) Cadastral Reference : 45107A02500030000QMF Location: Polygon 25, Parcel 30 P.HELAOA. ldORA{TOLEDO] Principal ownership ApflJlldo¥ Notary / fi'aZó+• ao¢ial BERIdUDEZ CUESTA JOSE 03650544F PZ CURA 3 P):01 R:B 4'2749 VILLATUDELAS |TOLEDO] Cadastral reference : 45107A025a00290UXINtO Location: Polygon 25 Plot 29 P.HELADA. MORA {TOLEDO] Main titleholder Surnames Mombr« / Company name BERMUDEZ CUESTA BENITO 70326014H CL ARENAL 5 4s74s VlLLAktUeLAs (TOLEDOj Ho)a 2/6

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Registrars

^**^^***^^**^*^

Further information on data protection is available at https://www.registradores.orgfpolitica-de-privacidad-servicios-registrales depending on the type of registration service requested.

TERMS OF USE OF THE INFORMATION

The information made available to you is for your exclusive use and is non-transferable and confidential, and may only be used for the purpose for which it was requested. The transfer or assignment of the information by the user to any other person, even free of charge, is prohibited. In accordance with the Instruction of the Directorate General of Registries and Notaries of February 17, 1998, the incorporation of the data contained in the registry information into files or databases for individual consultation by natural or legal persons is prohibited, even if the source of origin is indicated.

---

Este documento incorpora un sello electrónico para garantizar su origen e integridad creado por el REGISTRO PROPIEDAD DE ORGAZ a dia cinco de noviembre del dos mil veinticuatro.

(*) C.S.V. : 24500728620922E6

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(•J ze¥s do<oaaato Maos ml •azActaz da eop1a da ao doaeaaato e1eo€aóo4•oo. zl Côdtgo aa‹gexo as 9'ox€gfi.aaot6a peea£ts uootzastaz 3s aatao'uka£daA da ic oop£a aota oz aconso a 1oa caobg.eoa e1eotaômtaoa da1 ócg•oo u oageoteuo p1B z1eo eaAeoe. ¥as coBtas aaa3£sadao aa aopozta p•paz da toa pôb$1ooa eatMdoa poz ed oa o1actaôag•eoa y €Lzoadoa aZaaczóo£ee sate taodaAa ta eooat@ssaoáóa da oopzaa autAautosc claagsxa qoa Aoo1uyaa Zc tapzas1óo da an •6dgg• Gaoaxado ezaotxd=t •--nte o otxoc •ya¢aaac aa 'eaasg'áoaatóa goa paxaz¢aa ooatzaa€ax aa au¢ezxc3.aLdaó keats a1e,ueeao g toa oxebA ozaCbzdoAooa from óxgaoo o OzQaot•ao pôbl1oo aoz. (¥•zt. 27.9 dn te t·ay 39/2019, dated October 1, issued by PaoeadgnJ.eato adaAzxtfitsatAYo C•-·^•. dated 3ea A i Fa aMeckaaaa Púb3.1ose • ).

C.S.V.: 24500728620922E6

[WWW.REGISTRADORES.ORG]

Pág. 5 de 5

Registrars REGISTRY INFORMATION - Entry 2'. On May 3 , 2000, in volume 1100, book 260, folio 131. Mr. AAAIA OLVIDO PARTBRRRDTO LhC#8A with Tax ID No.: 5212958P with regard to one - eighth of the undivided full ownership of this property on an exclusive basis , - Acquired by inheritance, in a deed executed in Madrid on June 29 , 1999, before Notary Public María de los Ángeles Escribano Romero. - Registration 2. On May 3 , 2000, in volume 1100, book 260, folio 131. Mr. ¥]UUHCI9CO PAA'M&ARRDYO LACABA with Tax ID No .: 03.773.017 - N with regard to one - eighth of the undivided full ownership of this property on an exclusive basis . - Acquired by inheritance, in a deed executed in Madrid on June 29 , 1999, before Notary Public María de los Ángeles Escribano Romero. - Registration 2'. On May 3 , 2000, in volume 1100, book 260, folio Ul. Doña MARIA CRISTIANA PHARTBARROYO LACABA with Tax ID No.: 03.769.052 - L with regard to an eighth undivided part of the full ownership of this property on an exclusive basis . - Acquired by inheritance, in a deed executed in Madrid on June 29 , 1999, before Notary Public MARÍA DE LOS ANGELES ESCRIBANO ROMERO. - Entry 2, on May 3 , 2000, in volume 1100, book 260, folio 131. Doha I9AB8L PARTEARROYO LACABA with Tax ID No.: O3.J5O.664 - P with regard to one eighth of the undivided full ownership of this property on an exclusive basis . - Acquired by inheritance, in a deed executed in Madrid on June 29 , 1999, before Notary Public MARiA DE LOS ANGELES ESCRIBANO ROMERO. Registration 2'. On May 3 , 2000, in volume 1100, book 260, folio 131. Dot* NAAIA C8UV€BN PARTAARROYO LACABa with Tax ID No.: 03.J52.729 - A with regard to an eighth undivided part of the full ownership of this property on an exclusive basis . - Acquired by inheritance, in a deed executed in Madrid on June 29 , 1999, before Notary Doha MARÍA DE LOS ANGELES ESCRIBANO ROMERO. - Registration 2'. On May 3 , 2000, in volume 1100, book 260, page 131. Mr. JOSE LDI9 DIE& CORT8S with Tax ID No.: Z9. 292.337 - C with regard to one - eighth of the usufruct of this property on an exclusive basis . Acquired by Management, in a deed executed in Hajadahonda, dated February 8 , 2011, before Notary Public Mr. VIDAL OLIVAS NAVARRO. - Registration 4'. On May 20, 2016, in volume 1100, book 260, folio 131. Mr. PABLQ OIEZ PARTRRRROTO with Tax ID No.: 14.302.585 - N in relation to a sixteenth undivided share of the bare ownership of this property on an exclusive basis . - Acquired by Management, in a deed executed in Majadahonda on February 8 , 2011, before Notary Public Mr. VIDAL OLIVAS NAVARRO. - Entry 4. On May 20 , 2016, in volume 1100, book 260, page sul, Page 3 of S c.S.V.: 2€5gg7S862092JX6

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Ñ9gIS(ftÜ0fQS

REGISTRY INFORMATION

JR

Registration information issued by:

ESTHER SANCHEZ VELILLA

Property Registrar of ORGAZ PROPERTY REGISTRY

PEPE CARBONELL, 9 4S450
—ORGAZ (TOLEDO)
Telephone: 925317064
Fax: 925347204
Email: orgaz@,registrodelapropiedad.org

corresponding to the request made by:

FRANCISCO PARTEARROYO LACABA with

ID/Tax ID: 3773017M

LEGITIMATE INTEREST CLAIMED:
The applicant holds certain rights over the property.

IDENTIFIER OF THE SOL tCfTUD M94UH06U

(Cite this identifier for any communication
related to this simple note)
Your reference.

C.S.Y.: zd 500728 620922E6

WWW.REGISTRADORES.ORG

Page 0 O-5

Om cci NG£ f'‹^( DESCRIPTIVE AND GRAPHICAL CADASTRAL CERTIFICATION Cadastral reference : 45107A025000110000MS Cadastral reference : 45107A02S09002 — Location: — Principal ownership '

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DESCRIPTIVE AND GRAPHIC CADASTRE CERTIFICATION Cadastral reference : 45107A025000110000MS Cadastral reference : 45107A025000320000MO Location: Plot 25, Parcel 32 PENALA. MORA |TOLEDO] Principal ownership COMERCIO Y FINANZAS SL B78671187 CL LOPEZ DE HOYOS 1 28006 M#,DR \ D l*ADRtD] Location: Poligono 25 Parcela 56 P.CHICA. +xORA {TOLEDO) Principal ownership COMERCIO Y FINANZAS SL B78671187 CL LOPEZ DE HOYOS 1 28006 MAD UD [ktADRlD] Cadastral reference : 45192A011O00Z3D0a0WB Location: Polígono 11 Parcela 2!3 HAZA LLANA. VfLLAMUELAS |TOLEDO] Main address CORCHADO SOR)ANO MARIA CARMEN QZ122672V¥ CL GOYA 32 28001 MAORID [MADRID| Cadastral reference : 4s1gzAo11ooozzoooowA Address: Potigana II Pafcsta 32 HAZA LLANA. VtLLA6IUELAS {TOLEDO] Main ownership CORCHADO SORIANO MARIA CARMEN 021Z2€i72W CL GOYA 32 2800t 6áAORtD \ saADRtO] Cadastral reference : 45107A025000370D00Mf Location: Poligono 2S Pamela 37 PALOS \ MAR MORA fTOLEDO| Main ownership Apallfdos Name /Reasons soaaJ COMERCIO Y FINANZAS SL Nir oomidiio fi¥c«i B78671187 CL LOPEZ DE HOYOS 1 28006 MADRID (ktADRtD] floja 4/6

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GOBIERNO DE ESPAÑA | MINISTERIO DE HACIENDA Y FUNCIÓN PÚBLICA | DIRECCIÓN GENERAL DEL CATASTRO

# DESCRIPTIVE AND GRAPHICAL CADASTRAL CERTIFICATION

Cadastral reference: 45107A025000110000MS

## DATOS DESCRIPTIVOS DEL INMUEBLE (CONTINUACIÓN)

| Name \| (Continued) Surnames<br>Name/Company name | Tax ID/Foreign ID | Oaracho | Domicilio fiscal |
|---|---|---|---|
| PARTSARROYO LACABA MARIA DEL **CARMEN** | 0375Y728A | 12,509d de property | CL SAN ERNESTO 6 Es:'4 R:06 PIMA 28XI2 MADRID (MADRID) |
| PARTEARROY OR LACABA AMELIA (HEIRS OF) | 03766814N | 12.50)6 of property | CL HOMERO 10 28220 MAJA(NXI-JONDA (MADRID) |
| PARTEARRDY 0 LACABA MARIA CRISTINA | 03769052L | 12.509 of property | CL VAT, 11 Pl:04 R:G 28017 MADRID (MADRID) |
| PARTEARROYO LACABA FRANCISCO | 03773017M | 12.50% of propiedad | CL ARZOBISPO MORCILLO 22 Es:1 Pl08 R:C 28029 MADRID (MADRID) |
| PARTEARROYO LACABA MARIA OLVIDO | 0M12958P | 12.50'4 of property | CL ALMANSA 4" Pt-1 R:B 28039 MADRID (MADRID) |
| PARTEARROYO LACABA MARIA JESUS | D522588JF | (Z,5O),from Property | CL HERMANOS GOMM 50 Es:7 Pl:03 R:A 28017 MADRID (MADRID) |

Cultivation (Continued)

| Subparcela | Cultivo/Aprovechamiento | IP | Superficie m² | Subparcela | Cultivo/Aprovechamiento | IP | Superficie m² |
|---|---|---|---|---|---|---|---|
| e | E- ERLAL A PASTOR | 01 | 137,678 | f | C- LABOR 0 LABRAOfO SECANO | 12 | 78,633 |
| g | O- OLIVE GROVE | 07 | 352 | h | C- LABOR OR DRY FARMING | 14 | 185 |
| | V- PISTACHIO | 06 | 6,666 | i | F- ALMENOeOS | 04 | 163.6 |
| k | MM PINO NEGRAL MADERABLE (PinuS pinaf Tri | | "s.0^ | | | | |

## RELACIÓN DE PARCELAS COLINDANTES



Cadastral reference: 45107A0250003O0000MF

Location: Polygon 2S Plot 30
P.HELADA. MORA (TOLEDO)

Ownership printfpa l

| Apellidos Nombre / Razón social | NIF | Domicilio fiscal |
|---|---|---|
| BERMUOEZ CUESTA JOSE | O3650844F | P2 CURA 0 PM:01 Pt:B 45749 VILLAMUELAS (TOLEDO) |



Cadastral reference: 45107AO25000Z90000MO Location:
Polygon 25 Plot 29
RHELADA uORAÇOLEDO]

Principal ownership

| Apellidos Nombre / Razón social | NIF | Domicilio fiscal |
|---|---|---|
| BERMUDEZ CUESTA BENITO | 70326014I-J | CL ARENAL 5 45749 VILLAMUELAS (TOLEDO) |

lio de la Dirección Gene ... ficable en https://www.sedecat
Documento firmado ... CSV: P5VJA

Page 2l6

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Location: Polygon 25, Plot 11 POZO AMARGO. MORA |TOLEOO] Class ! RUSTIC Main use : Agricultural Built area : 592 m2 Year of construction: 1990 CONSTRUCTION AGRICULTURAL EiE He IENOA Staircase/Floor/Door 1/00/01 1/00/01 Sl00l02 surface m' 134 304 63 w r o w w ae a w w+e«w a a a • a a w e a xc c wo - s LAND REGISTRY DATA FOR REAL ESTATE Cadastral reference: 45107A025000110000MS Graphic area : 2,188,487 m2 Property share : 10D,00 ƒ á Type: Plot, for cadastral purposes , with properties of different types [urban and rural I CULTt4O Area m’ 614,233 Production intensity 10 Cultivation/use c LABOR OR LABOR 3ECA OR 5ubp8rceia 535,755 1 C Lé,eOR O LABRAD \ O SEGAI'jO 554.2B6 02 MM BLACK PINE TIMBER IPinus pina•‹• I 78.832 01 E - ERIAI. A PASTURES d 137,678 1 E - ERfAL A PA.STOS 38,633 12 c - LABORD LA8RADIO SECANO 3S2 07 0 - OLIVAR 185 14 C - LABOR 0 DRY FARMING h 6,666 06 V - PISTACHIO 163,883 Od 7 - AL?dENDROS \ 6,934 Ot MM BLACK PINE TIMBER {PiruJs pinastwt} This document is not a cadastral certification , but its data can be verified through the "Access to protected cadastral data of the SEC." Thursday , November 28 , 2024 32 62 DArOS, REAL ES TAT E • - ' . . '” - RECORD S č " ” " ' ”" ." - " " " - — " - "

32

Registry

^^*!^^

Other information on data protection: Available at Wttpo://www.registradores.org/politica-de-privacidad-servicios-registrales depending on the type of registration service requested.

CONDITIONS OF USE OF THE INFORMATION

The information made available to you is for your exclusive use and is non-transferable and confidential, and may only be used for the purpose for which the information was requested. The transmission or transfer of the information by the user to any other person, even free of charge, is prohibited. In accordance with the instruction of the Directorate General of Registries and Notaries of February 17, 1998, the incorporation of the data contained in the registry information into files or computer databases for individual consultation by natural or legal persons is prohibited, even if the source of origin is indicated.

---

**Este documento incorpora un sello electrónico para garantizar su origen e integridad creado por el REGISTRO PROPIEDAD DE ORGAZ a dia cinco de noviembre del dos mil veinticuatro.**

(*) C.S.V. : 24500728620922E6

ao•ezoto w¥b ae VertCAosaú6o: btcps-//eads.=eg£et=ado•ac.oeg/cav

(^) Bata não táuaa eY aaxtocae da eoP1• de ao Ato electaóaAoo. Xg oôd£go Bapexo 4a vsz1r1eaozóo pazntca ooacsgpMx te aoEaoMo£daó da 1s aapsc aad£aacs et aouaso a yoa azôbtyoa olactxóaAooa da1 óxgaoo e axgaotaao pöbZJ.ao Sao*. ? ••• oogclas zasl1aadas ea aopox't:a pag•et dą c GDe • pol' Ofi 0OB g' GaO ____ fi— •oooc1daxaoAoa da oop1as atst€akZees a Qua £oa£ugao da áxg›co•1oo de aa oódzgo gansxado etaotxózrt-nte o ocaoa a3.co da sso1:e'1oac£óa g•• paza tao ooatxescsz •u cacaotuLa€dad sad aa¢a et axuaaae a 1oa czabtvoo eZas'¥a0a£eos daí óxgaoo u Oxqaoteao púbz1oo eateor. ( Mt. 2Y.3 aa te z,ey 39/101S, from L de oatabza, dai 9'aooa¥gaAeato az 4•stscsctJso aa taa a¥bstzxkaweutoaea P0az1n••.) .

0.8.y.: ¥*500728620DS2N6

| WWW.REGISTRADORES.ORG

Registrars
DE ESPAÑA
INFORMACIÓN REGISTRAL

- Entry 7'. On May 3, 2000, in volume 1100, book 260, folio 131.

**Doc** W8RIM **OLVIDO PARTRARADTO** with Tax ID No.: 5212958P with regard to one-eighth of the undivided full ownership of this property on an exclusive basis.
- Acquired by inheritance, in a deed executed in Madrid on June 29, 1999, before Notary Public María de los Ángeles Escribano Romero.
- Registration 2'. On May 3, 2000, in volume 1100, book 260, folio 131,

Mr. PRMNCI8CO PAATEMBROTO LMEZBA with Tax ID No.: 03.773.017-M with regard to one-eighth of the undivided full ownership of this property on an exclusive basis.
- Acquired by inheritance, in a deed executed in Madrid on June 29, 1999, before Notary Public MARÍA DE LOS ANGELES ESCRIBANO ROMERO.
- Registration 3'. On May 3, 2000, in volume 1100, book 260, folio 131.

DoBa AARIA CRISTIR& PABT8ARRO¥O LACR8n with Tax ID No.: 03.769.052-L with regard to an eighth undivided part of the full ownership of this property with exclusive hunting rights.
- Acquired by inheritance, in a deed executed in Madrid on June 29, 1999, before Notary Public MARÍA DE LOS ANGELES ESCRIBANO ROMERO.
- Entry 2. On May 3, 2000, in volume 1100, book 260, folio 131.

**DoE• IsABsL PARTEnRROYO** LACM8A with Tax ID No.: 03.J50.664-P with regard to one-eighth of the undivided full ownership of this property on an exclusive basis,
- Acquired by inheritance, by deed executed in Madrid on June 29, 1999, before Notary Public María de los Ángeles Escribano Romero.
- Registration and'. On May 3, 2000, in volume 1100, book 260, folio 131.

Dot* NBAIA CARNEN PARTRhRROYO LhCmBh with Tax ID No.: D3.752.729-A with regard to an undivided share of the full ownership of this property on an exclusive basis.
- Acquired by inheritance, in a deed executed in Madrid on June 29, 1999, before Notary Public MARÍA DE LOS ANGELES ESCRIBANO AOMERO.
- tom Registration 2'. On May 3, 2000, at the Public Registry Office No. 1100, book 260, folio 131.

Mr. J09E £oIB DIEZ CORTR9 with Tax ID No.: 29.292.337-C with regard to one-eighth of the undivided usufruct of this property on an exclusive basis.
- Acquired by inheritance, by deed executed in Majadahonda, dated February 8, 2011, before Notary Public Mr. VIDAL OLIVAS NAVARRO.
- Registration 4'. On May 20, 2016, in volume 1100, book 260, folio 131.

**0on PABLO DIE& FABTEARBOWO** with Tax ID No.: 14.302.585-N in relation to one sixteenth of the undivided bare ownership of this property on an exclusive basis.
- Acquired by inheritance, in a deed executed in Najadahonda, dated February 2011, before Notary Public Mr. VIDAL OLIVAS NAVARRO.
- Registration 4. On May 20, 2016, in volume 1100, book 260, folio 131.

C.8.V.: 2€¥007S8620sz2&6
| WWW.REGISTRADORES.ORG |
Pág. 3 de 5

ftegistraJores REGISTRY INFORMATION Registration information issued by: ESTHER SANCHEZ VELILLA Property Registrar of the ORGAZ PROPERTY REGISTRY PEPE CARBONELL, 9 45450 - ORGAZ (TOLEDO} Telephone: 925 317 064 Fax: 925347204 Email: orgaz@registrodelapropiedad.org corresponding to the request made by: FRANCISCO PARTEARROYO LACABA with ID/Tax ID: 3773017M LEGITIMATE INTEREST CLAIMED: The applicant holds certain rights over the property. APPLICATION ID NUMBER M84UH06U ( Please use this identifier for any questions related to this simple note ) 5 u f'9f£tfPnCi6.' Page 1 of 5 C.B.V.: 245007S86Z09ZZE6

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